

                                      Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                              Series 1996-4
                                                                                     Distribution 12/15/98



Section 5.2 - Supplement                                Class A                 Class B        Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                              0.00             0.00            0.00                 0.00

(ii)      Monthly Interest Distributed                       6,098,807.94       528,906.90      713,259.38         7,340,974.22
          Deficiency Amounts                                         0.00             0.00                                 0.00
          Additional Interest                                        0.00             0.00                                 0.00
          Accrued and Unpaid Interest                                                                 0.00                 0.00

(iii)     Collections of Principal Receivables             157,951,492.51    13,162,549.16   16,923,449.41       188,037,491.09

(iv)      Collections of Finance Charge Receivables         21,792,349.27     1,816,018.73    2,334,904.94        25,943,272.94

(v)       Aggregate Amount of Principal Receivables                                                           16,843,726,059.37

                                      Investor Interest  1,400,000,000.00   116,666,000.00  150,000,666.67     1,666,666,666.67
                                      Adjusted Interest  1,400,000,000.00   116,666,000.00  150,000,666.67     1,666,666,666.67

                                       Series
          Floating Investor Percentage        9.89%        84.00%       7.00%       9.00%                                100.00%
          Fixed Investor Percentage           9.89%        84.00%       7.00%       9.00%                                100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
            Current                                                                                                       95.33%
            30 to 59 days                                                                                                  1.53%
            60 to 89 days                                                                                                  1.01%
            90 or more days                                                                                                2.13%
                                                                                                              ---------------------
                                      Total Receivables                                                                  100.00%

(vii)     Investor Default Amount                            7,893,302.69       657,771.47      845,714.76         9,396,788.92

(viii)    Investor Charge-Offs                                       0.00             0.00            0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                 0.00             0.00            0.00

(x)       Servicing Fee                                      1,166,666.67        97,221.67      125,000.56         1,388,888.89

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                  11.91%

(xii)     Reallocated Monthly Principal                                               0.00            0.00                 0.00

(xiii)    Closing Investor Interest (Class A Adjusted)   1,400,000,000.00   116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)     LIBOR                                                                                                            5.27781%

(xv)      Principal Funding Account Balance                                                                                0.00

(xvi)     Accumulation Shortfall                                                                                           0.00

(xvii)    Principal Funding Investment Proceeds                                                                            0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                                 ==================

(xix)     Available Funds                                   20,625,682.60     1,718,797.06    2,209,904.39        24,554,384.05

(xx)      Certificate Rate                                  5.40781%          5.62781%        5.90281%

-----------------------------------------------------------------------------------------------------------------------------------


                                    Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                             Series 1997-1
                                                                                      Distribution Date: 12/15/98:

Section 5.2 - Supplement                                      Class A        Class B         Collateral          Total
----------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                             0.00            0.00             0.00               0.00

(ii)     Monthly Interest Distributed                      4,972,679.54      429,828.28       588,372.02       5,990,879.84
         Deficiency Amounts                                        0.00            0.00                                0.00
         Additional Interest                                       0.00            0.00                                0.00
         Accrued and Unpaid Interest                                                                0.00               0.00

(iii)    Collections of Principal Receivables            129,745,868.85   10,812,118.13    13,901,380.69     154,459,367.67

(iv)     Collections of Finance Charge Receivables        17,900,858.33    1,491,733.01     1,917,954.29      21,310,545.63

(v)      Aggregate Amount of Principal Receivables                                                        16,843,726,059.37

                                    Investor Interest  1,150,000,000.00   95,833,000.00   123,214,619.00   1,369,047,619.00
                                    Adjusted Interest  1,150,000,000.00   95,833,000.00   123,214,619.00   1,369,047,619.00

                                          Series
         Floating Investor Percentage      8.13%        84.00%        7.00%         9.00%                            100.00%
         Fixed Investor Percentage         8.13%        84.00%        7.00%         9.00%                            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                              95.33%
                30 to 59 days                                                                                         1.53%
                60 to 89 days                                                                                         1.01%
                90 or more days                                                                                       2.13%
                                                                                                           ---------------
                                          Total Receivables                                                         100.00%

(vii)    Investor Default Amount                           6,483,784.35      540,313.48       694,693.06      7,718,790.90

(viii)   Investor Charge-Offs                                      0.00            0.00             0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                0.00            0.00             0.00

(x)      Servicing Fee                                       958,333.33       79,860.83       102,678.85      1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                              11.91%

(xii)    Reallocated Monthly Principal                                             0.00             0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  1,150,000,000.00   95,833,000.00   123,214,619.00  1,369,047,619.00

(xiv)    LIBOR                                                                                                        5.27781%

(xv)     Principal Funding Account Balance                                                                            0.00

(xvi)    Accumulation Shortfall                                                                                       0.00

(xvii)   Principal Funding Investment Proceeds                                                                        0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                            ====================

(xix)    Available Funds                                  16,942,524.99    1,411,872.17     1,815,275.45     20,169,672.61

(xx)     Certificate Rate                                  5.36781%        5.56781%         5.92781%

-----------------------------------------------------------------------------------------------------------------------------------

                                     Chase Manhattan Bank USA, N.A.
                                  Monthly Certificateholder's Statement

                                     Chase Credit Card Master Trust
                                              Series 1997-2

                                                                                               Distribution Date:  12/15/98

Section 5.2 - Supplement                                        Class A       Class B         Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                              0.00            0.00              0.00                 0.00

(ii)     Monthly Interest Distributed                       7,875,000.00      458,095.13        547,110.85         8,880,205.98
         Deficiency Amounts                                         0.00            0.00                                   0.00
         Additional Interest                                        0.00            0.00                                   0.00
         Accrued and Unpaid Interest                                                                  0.00                 0.00

(iii)    Collections of Principal Receivables             169,233,741.98    9,615,522.75     13,461,805.75       192,311,070.48

(iv)     Collections of Finance Charge Receivables         23,348,945.64    1,326,640.39      1,857,306.75        26,532,892.78

(v)      Aggregate Amount of Principal Receivables                                                            16,843,726,059.37

                                  Investor Interest     1,500,000,000.00   85,227,000.00    119,318,455.00     1,704,545,455.00
                                  Adjusted Interest     1,500,000,000.00   85,227,000.00    119,318,455.00     1,704,545,455.00

                                         Series
         Floating Investor Percentage     10.12%       88.00%         5.00%          7.00%            100.00%
         Fixed Investor Percentage        10.12%       88.00%         5.00%          7.00%            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                      Current                                                                                            95.33%
                      30 to 59 days                                                                                       1.53%
                      60 to 89 days                                                                                       1.01%
                      90 or more days                                                                                     2.13%
                                                                                                          --------------------
                                        Total Receivables                                                               100.00%

(vii)    Investor Default Amount                            8,457,110.03      480,516.08        672,726.20         9,610,352.30

(viii)   Investor Charge-Offs                                       0.00            0.00              0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                 0.00            0.00              0.00

(x)      Servicing Fee                                      1,250,000.00       71,022.50         99,432.05         1,420,454.55

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                  11.91%

(xii)    Reallocated Monthly Principal                                              0.00              0.00                 0.00

(xiii)   Closing Investor Interest (Class A Adjusted)   1,500,000,000.00   85,227,000.00    119,318,455.00     1,704,545,455.00

(xiv)    LIBOR                                                                                                            5.27781%

(xv)     Principal Funding Account Balance                                                                                0.00

(xvi)    Accumulation Shortfall                                                                                           0.00

(xvii)   Principal Funding Investment Proceeds                                                                            0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                                    ===============

(xix)    Available Funds                                   22,098,945.64    1,255,617.89      1,757,874.70       25,112,438.24

(xx)     Certificate Rate                            6.30000%      6.45000%       5.77781%

-----------------------------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                     Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                 Series 1997-3
                                                                                                    Distribution Date:  12/15/98


Section 5.2 - Supplement                                       Class A          Class B      Collateral           Total
--------------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                            0.00             0.00             0.00                 0.00

(ii)      Monthly Interest Distributed                     4,235,625.00        94,446.69       130,065.97         4,460,137.66
          Deficiency Amounts                                       0.00             0.00                                  0.00
          Additional Interest                                      0.00             0.00                                  0.00
          Accrued and Unpaid Interest                                                                0.00                 0.00

(iii)     Collections of Principal Receivables            28,205,623.66     2,350,431.03     3,022,068.76        33,578,123.45

(iv)      Collections of Finance Charge Receivables        3,891,490.94       324,285.72       416,950.65         4,632,727.32

(v)       Aggregate Amount of Principal Receivables                                                          16,843,726,059.37

                                      Investor Interest  250,000,000.00    20,833,000.00    26,786,048.00       297,619,048.00
                                      Adjusted Interest  250,000,000.00    20,833,000.00    26,786,048.00       297,619,048.00

                                            Series
          Floating Investor Percentage         1.77%        84.00%          7.00%        9.00%                          100.00%
          Fixed Investor Percentage            1.77%        84.00%          7.00%        9.00%                          100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                 95.33%
                 30 to 59 days                                                                                            1.53%
                 60 to 89 days                                                                                            1.01%
                 90 or more days                                                                                          2.13%
                                                                                                              -----------------
                                           Total Receivables                                                            100.00%

(vii)     Investor Default Amount                          1,409,518.34       117,457.98       151,021.70         1,677,998.02

(viii)    Investor Charge-Offs                                     0.00             0.00             0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions               0.00             0.00             0.00

(x)       Servicing Fee                                      208,333.33        17,360.83        22,321.71           248,015.87

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                11.96%

(xii)     Reallocated Monthly Principal                                             0.00             0.00                0.00

(xiii)    Closing Investor Interest (Class A Adjusted)   250,000,000.00    20,833,000.00    26,786,048.00      297,619,048.00

(xiv)     LIBOR                                                                                                           5.27781%

(xv)      Principal Funding Account Balance                                                                              0.00

(xvi)     Accumulation Shortfall                                                                                         0.00

(xvii)    Principal Funding Investment Proceeds                                                                          0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                              =================

(xix)     Available Funds                             6,518,342.17     306,924.89   394,628.95         7,219,896.00

(xx)      Certificate Rate                                6.77700%       5.62781%     6.02781%

----------------------------------------------------------------------------------------------------------------

                                      Chase Manhattan Bank USA, N.A.
                                   Monthly Certificateholder's Statement

                                      Chase Credit Card Master Trust
                                               Series 1997-4

                                                                                Distribution Date:  12/15/98

Section 5.2 - Supplement                                       Class A         Class B     Collateral              Total
----------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                            0.00            0.00            0.00               0.00

(ii)      Monthly Interest Distributed                     2,628,274.83      227,078.46      300,071.12        3,155,424.41
          Deficiency Amounts                                       0.00            0.00                                0.00
          Additional Interest                                      0.00            0.00                                0.00
          Accrued and Unpaid Interest                                                              0.00                0.00

(iii)     Collections of Principal Receivables            67,693,496.79    5,641,124.73    7,252,874.74       80,587,496.26

(iv)      Collections of Finance Charge Receivables        9,339,578.26      778,298.19    1,000,669.11       11,118,545.56

(v)       Aggregate Amount of Principal Receivables                                                       16,843,726,059.37

                                     Investor Interest   600,000,000.00   50,000,000.00   64,285,715.00      714,285,715.00
                                     Adjusted Interest   600,000,000.00   50,000,000.00   64,285,715.00      714,285,715.00

                                          Series
          Floating Investor Percentage        4.24%       84.00%        7.00%        9.00%                           100.00%
          Fixed Investor Percentage           4.24%       84.00%        7.00%        9.00%                           100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                              95.33%
                 30 to 59 days                                                                                         1.53%
                 60 to 89 days                                                                                         1.01%
                 90 or more days                                                                                       2.13%
                                                                                                            ----------------
                                        Total Receivables                                                            100.00%

(vii)     Investor Default Amount                          3,382,844.01      281,903.67      362,447.58        4,027,195.25

(viii)    Investor Charge-Offs                                     0.00            0.00            0.00                0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions               0.00            0.00            0.00

(x)       Servicing Fee                                      500,000.00       41,666.67       53,571.43          595,238.10

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                              11.91%

(xii)     Reallocated Monthly Principal                                            0.00            0.00                0.00

(xiii)    Closing Investor Interest (Class A Adjusted)   600,000,000.00   50,000,000.00   64,285,715.00      714,285,715.00

(xiv)     LIBOR                                                                                                        5.27781%

(xv)      Principal Funding Account Balance                                                                            0.00

(xvi)     Accumulation Shortfall                                                                                       0.00

(xvii)    Principal Funding Investment Proceeds                                                                        0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                                ================

(xix)     Available Funds                                8,839,578.26        736,631.52      947,097.68      10,523,307.46

(xx)      Certificate Rate                              5.43781%     5.63781%     5.87781%

----------------------------------------------------------------------------------------------------------

                                    Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                Series 1997-5
                                                                                Distribution Date: 12/15/98

Section 5.2 - Supplement                                        Class A      Class B     Collateral          Total
--------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                           0.00           0.00           0.00               0.00

(ii)      Monthly Interest Distributed                    2,580,833.33     151,230.58     189,922.38       2,921,986.29
          Deficiency Amounts                                      0.00           0.00                              0.00
          Additional Interest                                     0.00           0.00           0.00               0.00
          Accrued and Unpaid Interest                                                                              0.00

(iii)     Collections of Principal Receivables           56,411,247.33   3,205,174.25   4,487,268.66      64,103,690.24

(iv)      Collections of Finance Charge Receivables       7,782,981.88     442,213.46     619,102.26       8,844,297.60

(v)       Aggregate Amount of Principal Receivables                                                   16,843,726,059.37

                                    Investor Interest   500,000,000.00  28,409,000.00  39,772,819.00     568,181,819.00
                                    Adjusted Interest   500,000,000.00  28,409,000.00  39,772,819.00     568,181,819.00

                                        Series
          Floating Investor Percentage         3.37%        88.00%        5.00%        7.00%                     100.00%
          Fixed Investor Percentage            3.37%        88.00%        5.00%        7.00%                     100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                          95.33%
                 30 to 59 days                                                                                     1.53%
                 60 to 89 days                                                                                     1.01%
                 90 or more days                                                                                   2.13%
                                                                                                         ----------------
                                           Total Receivables                                                     100.00%

(vii)     Investor Default Amount                         2,819,036.68     160,172.03     224,242.07       3,203,450.77

(viii)    Investor Charge-Offs                                    0.00           0.00           0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00           0.00           0.00

(x)       Servicing Fee                                     416,666.67      23,674.17      33,144.02         473,484.85

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                          11.91%

(xii)     Reallocated Monthly Principal                                          0.00           0.00               0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  500,000,000.00  28,409,000.00  39,772,819.00     568,181,819.00

(xiv)     LIBOR                                                                                                    5.27781%

(xv)      Principal Funding Account Balance                                                                        0.00

(xvi)     Accumulation Shortfall                                                                                   0.00

(xvii)    Principal Funding Investment Proceeds                                                                    0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                        ================

(xix)     Available Funds                                 7,366,315.21     418,539.30     585,958.24       8,370,812.76

(xx)      Certificate Rate                                6.19400%          6.38800%        5.92781%

------------------------------------------------------------------------------------------------------------

                                        Chase Manhattan Bank USA, N.A.
                                     Monthly Certificateholder's Statement

                                        Chase Credit Card Master Trust
                                                 Series 1998-2

                                                                                     Distribution Date: 12/15/98

Section 5.2 - Supplement                                        Class A       Class B      Collateral           Total
---------------------------------------------------------------------------------------------------------------------------
(i)       Monthly Principal Distributed                           0.00          0.00           0.00                 0.00

(ii)      Monthly Interest Distributed                            0.00    296,860.90     397,220.93           694,081.83
          Deficiency Amounts                                      0.00          0.00                                0.00
          Additional Interest                                     0.00          0.00                                0.00
          Accrued and Unpaid Interest                                                          0.00                 0.00

(iii)     Collections of Principal Receivables           90,257,995.72   7,521,424.43  9,670,574.83       107,449,994.98

(iv)      Collections of Finance Charge Receivables      12,452,771.01   1,037,720.54  1,334,235.85        14,824,727.40

(v)       Aggregate Amount of Principal Receivables                                                    16,843,726,059.37

                                  Investor Interest     800,000,000.00  66,666,000.00 85,714,953.00       952,380,953.00
                                  Adjusted Interest     800,000,000.00  66,666,000.00 85,714,953.00       952,380,953.00

                                            Series
          Floating Investor Percentage         5.65%        84.00%          7.00%        9.00%                    100.00%
          Fixed Investor Percentage            5.65%        84.00%          7.00%        9.00%                    100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                           95.33%
                 30 to 59 days                                                                                      1.53%
                 60 to 89 days                                                                                      1.01%
                 90 or more days                                                                                    2.13%
                                                                                                          -----------------
                                           Total Receivables                                                      100.00%

(vii)     Investor Default Amount                         4,510,458.68     375,867.80    483,267.19         5,369,593.67

(viii)    Investor Charge-Offs                                    0.00           0.00          0.00                 0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00           0.00          0.00

(x)       Servicing Fee                                     666,666.67      55,555.00      71,429.13          793,650.79

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                           11.91%

(xii)     Reallocated Monthly Principal                                          0.00           0.00                0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  800,000,000.00  66,666,000.00  85,714,953.00      952,380,953.00

(xiv)     LIBOR                                                                                                     5.27781%

(xv)      Principal Funding Account Balance                                                                         0.00

(xvi)     Accumulation Shortfall                                                                                    0.00

(xvii)    Principal Funding Investment Proceeds                                                                     0.00

(xviii)   Principal Investment Funding Shortfall
                                                                                                            =================

(xix)     Available Funds                                11,785,627.87     982,165.54   1,262,806.72       14,030,600.14

(xx)      Certificate Rate                                4.97793%       5.52781%     5.75281%

----------------------------------------------------------------------------------------------------------------------------------

                                    Chase Manhattan Bank USA, N.A.
                                 Monthly Certificateholder's Statement

                                    Chase Credit Card Master Trust
                                             Series 1998-3

                                                                                     Distribution Date:  12/15/98


Section 5.2 - Supplement                                      Class A         Class B     Collateral                Total
------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                           0.00            0.00           0.00               0.00

(ii)     Monthly Interest Distributed                    3,000,000.00      174,711.25     222,555.56       3,397,266.81
         Deficiency Amounts                                      0.00            0.00                              0.00
         Additional Interest                                     0.00            0.00           0.00               0.00
         Accrued and Unpaid Interest                                                                               0.00

(iii)    Collections of Principal Receivables           67,693,496.79    3,846,118.84   5,384,812.56      76,924,428.19

(iv)     Collections of Finance Charge Receivables       9,339,578.26      530,643.70     742,935.15      10,613,157.11

(v)      Aggregate Amount of Principal Receivables                                                    16,843,726,059.37

                                    Investor Interest  600,000,000.00   34,090,000.00   47,728,182.00    681,818,182.00
                                    Adjusted Interest  600,000,000.00   34,090,000.00   47,728,182.00    681,818,182.00

                                         Series
         Floating Investor Percentage       4.05%        88.00%       5.00%       7.00%                          100.00%
         Fixed Investor Percentage          4.05%        88.00%       5.00%       7.00%                          100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                           95.33%
                30 to 59 days                                                                                      1.53%
                60 to 89 days                                                                                      1.01%
                90 or more days                                                                                    2.13%
                                                                                                        ---------------------
                                        Total Receivables                                                        100.00%

(vii)    Investor Default Amount                         3,382,844.01      192,201.92      269,094.99      3,844,140.92

(viii)   Investor Charge-Offs                                    0.00            0.00            0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions              0.00            0.00            0.00

(x)      Servicing Fee                                     500,000.00       28,408.33       39,773.49         568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            11.91%

(xii)    Reallocated Monthly Principal                                           0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)  600,000,000.00   34,090,000.00   47,728,182.00     681,818,182.00

(xiv)    LIBOR                                                                                                      5.27781%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                             ================

(xix)    Available Funds                                 8,839,578.26      502,235.37      703,161.67      10,044,975.30

(xx)     Certificate Rate                              6.00000%    6.15000%    5.92781%

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                                  Chase Manhattan Bank USA, N.A.
                               Monthly Certificateholder's Statement

                                  Chase Credit Card Master Trust

                                                                                Distribution Date:  12/15/98


Section 5.2 - Supplement                                      Class A         Class B       Collateral          Total
-----------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                            0.00            0.00            0.00              0.00

(ii)     Monthly Interest Distributed                     2,847,297.74      245,998.64      343,780.73      3,437,077.10
         Deficiency Amounts                                       0.00            0.00                              0.00
         Additional Interest                                      0.00            0.00                              0.00
         Accrued and Unpaid Interest                                                              0.00              0.00

(iii)    Collections of Principal Receivables            73,334,621.52    6,111,143.25    7,857,356.11     87,303,120.88

(iv)     Collections of Finance Charge Receivables       10,117,876.45      843,145.99    1,084,068.57     12,045,091.01

(v)      Aggregate Amount of Principal Receivables                                                     16,843,726,059.37

                                    Investor Interest   650,000,000.00   54,166,000.00   69,643,524.00    773,809,524.00
                                    Adjusted Interest   650,000,000.00   54,166,000.00   69,643,524.00    773,809,524.00

                                        Series
         Floating Investor Percentage      4.59%       84.00%       7.00%       9.00%                             100.00%
         Fixed Investor Percentage         4.59%       84.00%       7.00%       9.00%                             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                Current                                                                                            95.33%
                30 to 59 days                                                                                       1.53%
                60 to 89 days                                                                                       1.01%
                90 or more days                                                                                     2.13%
                                                                                                          ----------------
                                      Total Receivables                                                           100.00%

(vii)    Investor Default Amount                          3,664,747.68      305,391.88      392,655.30      4,362,794.86

(viii)   Investor Charge-Offs                                     0.00            0.00            0.00              0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions               0.00            0.00            0.00

(x)      Servicing Fee                                      541,666.67       45,138.33       58,036.27        644,841.27

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                            11.91%

(xii)    Reallocated Monthly Principal                                            0.00            0.00              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)   650,000,000.00   54,166,000.00   69,643,524.00    773,809,524.00

(xiv)    LIBOR                                                                                                      5.27781%

(xv)     Principal Funding Account Balance                                                                          0.00

(xvi)    Accumulation Shortfall                                                                                     0.00

(xvii)   Principal Funding Investment Proceeds                                                                      0.00

(xviii)  Principal Investment Funding Shortfall
                                                                                                              ================

(xix)    Available Funds                                  9,576,209.78      798,007.66    1,026,032.30     11,400,249.74

(xx)     Certificate Rate                            5.43781%    5.63781%    6.12781%

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